Exhibit 10.30

Confirmation Agreement of

Offsetting between Creditors’ Rights and Debt

This Agreement was signed in Shenzhen city on July 2023.

Party A: Beijing ABGreen Reverse Supply Chain Management Co., Ltd. (hereinafter referred to as “Party A”)

Unified social credit code: 91110108MACK1DNP9U

Legal representative: Tang Baitong

Party B: Shenzhen ABGreen Environmental Protection Technology Co., LTD. (hereinafter referred to as “Party B”)

Unified social credit code: 91440300MA5D92ED8U

Legal representative: Tang Baitong

Party C: Shenzhen Carbon Zero Technology Co., Ltd (hereinafter referred to as “Party C”)

Unified social credit code: 91440300MA5HCAXL6D

Legal representative: Tang Baitong

Party D1: Lin Kewen

Id. No.:

Party D2: Zhao Lijun

Id. No.:

Party D3: Li Shuo

Id. No.:

Party D4: Li Jingkai

Id. No.:

Party D5: Chen Qinghong

Id. No.:

Party D6: Wang Yaping

Id No.:

Party D7: Yang Ronghua

Id. No.:

Party D8: Zhang Jiuhao

Id. No.:

Party D9: Lu Zhiai

Id. No.:

Party D10: Ban Zhongxuan

Id. No.:

Party D11: Chen Liguang

Id. No.:

The above Party D1, D2, D3, D4, D5, D6, D7, D8, D9, D10, D11 are synthesized into the”Party D”;

in view of:

During 2022 and 2023, Party B and Party C collected the investment funds from Party D on behalf of Party A. According to the Debt Confirmation and Loan Agreement signed previously, the liabilities between Party B and Party C to Party A are RMB 109,100,000 (in words: one hundred and nine million and one hundred thousand only);

At the same time, the financing expenses paid by Party B and Party C on behalf of Party A in 2022 and 2023 are RMB 9,142,228 (in words: RMB nine million one hundred forty-two thousand two hundred and twenty-eight only);

In accordance with the relevant provisions of laws and regulations, under the principle of voluntary equality, honesty and trustworthiness, Party A, Party B and Party C shall, through full consultation, make the following provisions for mutual compliance.

1.	The financing fees paid by Party B and Party C on behalf of Party A in 2022 and 2023, is actually paid by Party A, and Party A is supposed to repay it to Party B and Party C. At the same time, as Party B and Party C have outstanding debt to Party A, now the debt between the parties will be offset, which is Party B and Party C has completed the debt repayment to Party A.

2.	After the offsetting of the debt and creditors’ rights and confirmation of Party A, Party B and Party C, the total amount of debts between Party B and Party C to Party A is 99,957,772 (in words: RMB ninety nine million nine hundred fifty-seven thousand seven hundred and seventy-two only).

3.	After offsetting, the debt of Party B and Party C to Party A is RMB 99,957,772. The repayment period is 5 years from July 1,2023 to June 30,2028; During the debt repayment period, Party B and Party C may irregularly repay the principal and issue a settlement statement.

The annual interest rate is 5.5%, counted as 30 days a month, Party B and Party C shall annually settle the interest before December 31 during the repayment period. The interest shall be reduced along with the reduced principal suppose to be repaid.

4.	If Party A, Party B and Party C have any other repayment provisions, they may negotiate or sign a supplementary agreement separately. The supplementary agreement shall have the same legal effect.

5.	Any dispute arising from the performance of this Contract shall be settled through negotiation, any party shall have the right to file a lawsuit with the people’s court with jurisdiction in the place where Party B is located.

6.	This Agreement shall come into force upon being signed or sealed by all parties. This Agreement is made in 14 copies, with Party A, Party B, Party C and Party D each holding one copy and each copy having the same legal effect.

(This page is a signing page with no text)

Party A:

Date:

(This page is a signing page with no text)

Party B:

Date:

(This page is a signing page with no text)

Party C:

Date:

(This page is a signing page with no text)

Party D1:

Date:

Party D2:

Date:

Party D3:

Date:

Party D4:

Date:

Party D5:

Date:

Party D6:

Date:

Party D7:

Date:

Party D8:

Date:

Party D9:

Date:

Party D10:

Date:

Party D11:

Date: